UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report
(Date of earliest event reported)
January 23, 2013

QUALITY SYSTEMS, INC.
(Exact name of registrant as specified in its charter)

CALIFORNIA (State or other jurisdiction of incorporation)	001-12537 (Commission File Number)	95-2888568 (IRS Employer Identification Number)

18111 Von Karman, Suite 700
Irvine, California 92612
(Address of Principal Executive Offices)
(949) 255-2600
(Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

As indicated on the Form 8-K filed on January 24, 2013, Quality Systems, Inc. (the “Company”) held an investor conference call, which included certain financial information relating to the period ended December 31, 2012. The conference call was announced by a widely disseminated press release and was made available to the public via audio webcast through the Company's website. A copy of the transcript from the conference call concerning the aforementioned financial information is attached to this Form 8-K/A as Exhibit 99.1. The conference call contained forward-looking statements regarding the Company and included cautionary statements identifying important factors that could cause actual results to differ materially from those anticipated.
The information contained in this Item 2.02 and in the accompanying Exhibit 99.1 to this Form 8-K/A shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, regardless of the general incorporation language of such filing, except as shall be expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Transcript of conference call held on January 24, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 7, 2013

QUALITY SYSTEMS, INC.
By:	/s/ Paul Holt
Paul Holt
Chief Financial Officer

EXHIBITS ATTACHED TO THIS REPORT ON FORM 8-K

Exhibit No.	Description

99.1	Transcript of conference call held on January 24, 2013